UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2017

Date of reporting period: September 30, 2017

Item 1. Reports to Stockholders.

SCHARF FUNDS

Scharf Fund
Retail Class – LOGRX
Institutional Class – LOGIX

Scharf Balanced Opportunity Fund
Retail Class – LOGBX
Institutional Class – LOGOX

Scharf Global Opportunity Fund
Retail Class – WRLDX

Scharf Alpha Opportunity Fund
Retail Class – HEDJX

ANNUAL REPORT
September 30, 2017

Scharf Investments, LLC

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TABLE OF CONTENTS

To Our Shareholders	2
Investment Highlights	11
Expense Examples	17
Sector Allocation of Portfolio Assets	19
Schedules of Investments	23
Statements of Assets and Liabilities	40
Statements of Operations	42
Statements of Changes in Net Assets	44
Statement of Cash Flows	50
Financial Highlights	51
Notes to Financial Statements	57
Report of Independent Registered Public Accounting Firm	78
Notice to Shareholders	79
Information about Trustees and Officers	81
Householding	85
Privacy Notice	86

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TO OUR SHAREHOLDERS

PERFORMANCE AS OF 9/30/2017
SCHARF FUND
					Since	Since
	6	One	Three	Five	Inception	Inception
Cumulative:	Months	Year	Year	Year	12/30/11	1/28/15
Scharf Fund – Institutional Class	4.16%	9.10%	21.43%	73.31%	98.36%	N/A
Scharf Fund – Retail Class	4.01%	8.80%	N/A	N/A	N/A	16.86%
S&P 500® Index	7.71%	18.61%	36.07%	94.44%	126.41%	33.22%
(with dividends reinvested)
Annualized:
Scharf Fund – Institutional Class	—	—	6.69%	11.63%	12.64%	N/A
Scharf Fund – Retail Class	—	—	N/A	N/A	N/A	6.01%
S&P 500® Index	—	—	10.81%	14.22%	15.26%	11.34%
(with dividends reinvested)
SCHARF BALANCED OPPORTUNITY FUND
				Since	Since
	6	One	Three	Inception	Inception
Cumulative:	Months	Year	Year	12/31/12	1/21/16
Scharf Balanced Opportunity
Fund – Institutional Class	3.60%	6.94%	16.70%	50.52%	N/A
Scharf Balanced Opportunity
Fund – Retail Class	3.47%	6.68%	N/A	N/A	17.70%
Lipper Balanced Funds Index	5.77%	10.91%	20.32%	46.73%	24.74%
(with dividends reinvested)
Bloomberg Barclays
U.S. Aggregate Bond Index	2.31%	0.07%	8.36%	10.52%	4.92%
S&P 500® Index
(with dividends reinvested)	7.71%	18.61%	36.07%	95.17%	39.74%
Annualized:
Scharf Balanced Opportunity
Fund – Institutional Class	—	—	5.29%	8.99%	N/A
Scharf Balanced Opportunity
Fund – Retail Class	—	—	N/A	N/A	10.10%
Lipper Balanced Funds Index	—	—	6.36%	8.41%	13.97%
(with dividends reinvested)
Bloomberg Barclays
U.S. Aggregate Bond Index	—	—	2.71%	2.13%	2.88%
S&P 500® Index
(with dividends reinvested)	—	—	10.81%	15.12%	21.85%

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SCHARF GLOBAL OPPORTUNITY FUND
			Since
	6	One	Inception
Cumulative:	Months	Year	10/14/14
Scharf Global Opportunity Fund	6.02%	12.10%	31.68%
MSCI All Country World Index (Net)	9.68%	18.65%	30.12%
Annualized:
Scharf Global Opportunity Fund	—	—	9.74%
MSCI All Country World Index (Net)	—	—	9.30%
SCHARF ALPHA OPPORTUNITY FUND
			Since
	6	One	Inception
Cumulative:	Months	Year	12/31/15
Scharf Alpha Opportunity Fund	0.21%	-0.89%	1.26%
HFRX Equity Hedge Index	4.25%	7.91%	7.17%
Bloomberg Barclays U.S. Aggregate Bond Index	2.31%	0.07%	5.87%
S&P 500® Index (with dividends reinvested)	7.71%	18.61%	27.90%
Annualized:
Scharf Alpha Opportunity Fund	—	—	0.72%
HFRX Equity Hedge Index	—	—	4.04%
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	3.31%
S&P 500® Index (with dividends reinvested)	—	—	15.09%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-572-4273.

The gross expense ratios, as of the Funds’ registration statement dated January 28, 2017,  for the Scharf Fund Institutional Class, Scharf Fund Retail Class, Scharf Balanced Opportunity Fund Institutional Class, Scharf Balanced Opportunity Fund Retail Class, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund are 1.25%, 1.49%, 1.51%, 1.78%, 2.05%, and 3.99%, respectively.  The net expense ratios, as of the Funds’ registration statement dated January 28, 2017, for the Scharf Fund Institutional Class, Scharf Fund Retail Class, Scharf Balanced Opportunity Fund Institutional Class, Scharf Balanced Opportunity Fund Retail Class, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund represent the percentages paid by investors and are 1.11%, 1.36%, 1.08%, 1.33%, 0.66%, and 2.54%, respectively, after fee waivers and expense reimbursements, including acquired fund fees and expenses, dividends on securities sold short and interest expense. Scharf Investments, LLC (the “Adviser”), the Funds’ investment adviser, has contractually agreed to waive fees through January 27, 2018 for the Scharf Fund and Scharf Alpha Opportunity Fund.  For the Scharf Balanced Opportunity Fund, the Expense Caps will remain in effect through January 27, 2019.  For the Global Opportunity Fund the 0.65% Expense Cap will remain in effect through January 27, 2018, after which the Expense Cap will increase to 1.50%.  The Scharf Fund charges a 2.00% redemption fee on redemptions or exchanges of fund shares that are made within 60 days of purchase. The Scharf Balanced Opportunity Fund, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund charge a 2.00% redemption fee on redemptions or exchanges of fund shares that are made within 15 days of purchase.  Had a fee been included, returns would be lower.

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Dear Fellow Shareholders,

For the fiscal year ended September 30, 2017, the Scharf Fund Institutional Class and Retail Class returned 9.10% and 8.80%, respectively, compared to the 18.61% return for the S&P 500® Index (the “S&P 500”).  The key contributors to relative performance for the period were Microsoft Corp., Apple, Inc. (“Apple”), Berkshire Hathaway, Inc., and Oracle Corp. (“Oracle”).  The key detractors from relative performance were Advance Auto Parts, Inc. (“Advance Auto”), Nielsen Holdings plc (“Nielsen Holdings”), Allergan plc (“Allergan”), and L Brands, Inc. (“L Brands”).

For the fiscal year ended September 30, 2017, the Scharf Balanced Opportunity Fund Institutional Class and Retail Class returned 6.94% and 6.68%, respectively, compared to the 10.91% return for the Lipper Balanced Funds Index, 0.07% return for the Bloomberg Barclays U.S. Aggregate Bond Index, and 18.61% return for the S&P 500.  The key contributors to relative performance for the period were Microsoft Corp. (“Microsoft”), Samsung Electronics Co., Ltd. (“Samsung”), Apple, and Berkshire Hathaway, Inc.  The key detractors from relative performance for the period were Advance Auto, Nielsen Holdings, Allergan, and L Brands.

For the fiscal year ended September 30, 2017, the Scharf Global Opportunity Fund returned 12.10% compared to the 18.65% return for the MSCI All Country World Index (Net).  The key contributors to relative performance for the period were Samsung Electronics, Oracle, Microsoft, and Cognizant Tech Solutions Corp.  The key detractors from relative performance were Advance Auto, L Brands, Nielsen Holdings, and Shire plc.

For the fiscal year ended September 30, 2017, the Scharf Alpha Opportunity Fund returned -0.89% compared to the 7.91% return for the HFRX Equity Hedge Index, 0.07% return for the Bloomberg Barclays U.S. Aggregate Bond Index, and 18.61% return for the S&P 500® Index.  The key contributors to relative performance for the period were Microsoft Corp., Apple, AON plc, and Oracle.  The key detractors from relative performance were Advance Auto, Nielsen Holdings, L Brands, and Allergan.

With the current bull market now well into its 9th year, we continue to believe we are conservatively positioned.  By remaining price disciplined, our cash balances have grown larger as fewer companies have met our investment criteria.  While this has been a drag on recent performance, we would rather hold cash than take potential undue risk.  An overweight allocation to consumer discretionary stocks also proved detrimental to performance.  We believe that several of these businesses are in appreciably better, long-term shape than prevailing expectations and that their prices sufficiently discount many of their risks.

MARKET COMMENTARY

Surviving the Amazon Effect:  Fundamentals for many retailers are not pretty.  This year has brought near record store closures with bankruptcies approaching 2008 levels.  As mall traffic continues to decline, we believe investor sentiment has become irrationally negative. For example, despite management optimism about its future, O’Reilly Automotive, Inc.’s stock was hammered nearly 20% earlier this year when they reported lower than expected (but still positive) same-store sales growth of 1.7%.  In total, retailers have lost nearly $50 billion in market cap over the past year.

Amazon.com, Inc. (“Amazon”), on the other hand, has tacked on another $65 billion to its market cap.  Offering convenience and superior price-transparency, the online behemoth is

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able to take share from brick and mortar retailers.  This has put considerable pressure on undifferentiated retailers.  Despite these competitive advantages, we believe there are segments in the retail space that offer value to consumers that are tougher to replicate.  For example, Dollar General Corp. is primarily located in hard to reach rural areas and primarily sells to customers who pay cash for small ticket items.  A customer in need of hotdog buns for a BBQ that afternoon is unlikely to turn to Amazon as a substitute.  We believe Advance Auto Parts is similarly insulated as the majority of its customers require parts in a matter of minutes or hours, not days.  Walgreens Boots Alliance, Inc. and CVS Health Corp. both offer healthcare services that Amazon does not.  Lastly, L Brands, owner of Victoria’s Secret and Bath and Body Works, has strong brand loyalty and its customers are likely to demand L Brands products regardless of how they are purchased.  While Amazon represents a threat to many retailers, this is nothing new.  There has always been fierce competition.  In spite of this, the high quality companies in our portfolios have historically thrived.  More importantly, we believe they possess sound competitive advantages to continue to do so in the future.

Tax Reform Coming?  With the healthcare debate over for now, the focus of Congress has shifted to tax reform.  After the healthcare debacle, it is easy to be skeptical that any major legislation can be passed.  It is important to remember, however, that tax reform is a major priority of the Republican Party.  Corporate tax reform is also one of the few issues with bipartisan support.  A look at the graph below makes it easy to see why.  Out of the 34 countries in the Organization for Economic Co-operation and Development (“OECD”), the U.S. has the highest corporate tax rate at 35%.

Source: OECD Tax Database

Tax reform won’t be easy and details are still very much unknown.  Current proposals include everything from reducing the number of tax brackets to eliminating most itemized deductions.  While it’s impossible to know what the final outcome will be (or even if it gets done at all) many U.S. corporations stand to benefit from tax reform.  The latest framework calls for slashing the corporate tax rate from 35% to 20%.  While the final rate could be higher, a rate more in line with the rest of the world (approximately 26-28%) would make the U.S. more competitive.

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Buyback Bonanza?  The plan also proposes major changes with significant implications for companies holding cash overseas.  U.S. multinationals are currently taxed at the higher 35% U.S. rate no matter where that income is earned.  The tax is only incurred, however, when the cash from foreign profits is repatriated (brought back) to the United States.  This has discouraged companies from bringing cash home.  Apple, for example, currently holds roughly $250 billion in overseas cash, accounting for nearly a third of the company’s market cap.  President Trump’s plan would shift the U.S. to some version of a territorial tax system and enact a one-time reduced tax on non-repatriated foreign earnings.

This proposal could provide significant benefits to shareholders.  Under today’s rules, if Apple wanted to repatriate its overseas cash, it would have to pay the existing corporate tax rate of 35%.  At this onerous rate, the company is keeping its cash abroad.  However, if Apple were forced to repatriate at a rate of 10%, the company would likely bring back the bulk of its cash.  Net of tax, Apple could repurchase up to 28% of its outstanding shares.  This would increase earnings per share by 38%!

Sources: Bloomberg, Scharf Investments

Lower Corporate Taxes = Enhanced Potential Upside:  While corporate tax reform should increase earnings for companies across the board, some will benefit more than others.  Companies with the most to gain include those with high effective tax rates and a large percentage of revenues from the U.S.  The following table estimates the potential impact of tax reform on earnings based on the percent of profits generated in the U.S.  For example, at a new 20% corporate tax rate, a company with half of its earnings from the U.S. would see a 10% bump.

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Source: Morningstar.  Assumes a 15% corporate tax on non-U.S. earnings.

Under these assumptions, several companies in our Funds could see after-tax earnings jump by more than 20%.  The table below shows the possible impact of tax reform on the earnings of five of our companies with the greatest U.S. revenue exposure.  Increased earnings would also dramatically enhance upside potential for these five companies.

Scharf Funds – Top 5 Equity Holdings by Domestic Revenue Percentage

		Implied EPS	Implied Upside to
	% U.S.	Increase at	Median High P/E
Company	Revenues	20% Tax Rate	After Tax Reform
Comcast Corp.	100%	23%	26%
CVS Health Corp.	100%	23%	107%
Dollar General Corp.	100%	23%	150%
Advance Auto Parts, Inc.	97%	~22%	117%
L Brands Inc.	89%	~20%	118%

Sources: Morningstar, Scharf Investments.  Assumes tax reform reduces rate on U.S. earnings from 35% to 20%.

L Brands, for example, is currently expected to earn $3.40 per share in 2018.  Based on these estimates, if it were to trade up to its historical median high valuation of 22 times earnings, the stock would increase to $75 from roughly $42 at quarter-end.  With lowered tax rates, however, estimates would jump to $4.08 which would increase the potential price at the median high valuation to nearly $90, a 118% increase.

What if Tax Reform Fails?  The S&P is now up roughly 20% since Trump was elected President nearly a year ago.  Some of this could be driven by the “Trump Trade” – stocks expected to do well based on perceived corporate tax cuts and deregulation.  If true, you would expect to see stocks decline if tax reform fails.  Counterintuitive to the “Trump Trade” though is the fact that international stocks have outperformed domestic ones since Trump took office.  And while high-tax stocks soared at the end of 2016 relative to the S&P, they have since given up that premium.  In fact, the stocks in the highest quartile of corporate tax rates have underperformed the lowest quartile by around 4% since the start of the year.  This begs the question of how much the market is actually pricing in new legislation passing.  If tax reform fails or is more disappointing than expected, stocks could very well pull back, but given the often irrational nature of markets, they could continue to climb.  With markets at all-time highs and valuations well above long-term averages, we continue to remain cautious yet confident in how we are positioned.

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INVESTMENT STRATEGY

Rather than build a portfolio around possible speculative outcomes, we continue to focus the bulk of our research on fundamental research and independent company analysis to identify securities which we believe are trading at significant discounts to fair value.  The median stock in our portfolio currently has 49% upside to its historical median high P/E.  While corporate-friendly tax reform could enhance this upside, it is not the primary driver of our decision making process.  We use a bottom-up, valuation-oriented strategy because stocks with low valuation ratios have often outperformed stocks with higher valuation ratios over the long term.  By purchasing securities when they appear to be at a discount to fair value, we also hope to mitigate potential downside risk.  In addition, the firm maintains a limited number of portfolios, favoring quality over quantity.  We focus only on our best ideas as we believe owning too many stocks is counterproductive to enhancing risk/reward.  Finally, we are style box agnostic and search for compelling investments in companies large and small, foreign and domestic.  To that end, we are optimistic about the current portfolios and believe the Funds are well positioned for long-term investors.

One of our largest positions, Oracle, represents one such example.  Oracle is the enterprise software king with nearly half of the database marketplace and a strong position in business applications thanks to several successful acquisitions.  The company recently made a strong push into the cloud space and saw cloud revenue rise 60% in fiscal year 2017.  Oracle has an earnings predictability score of 90 and has compounded earnings at 10% over the last 10 years.  Oracle recently traded at an estimated 16.4 times 2018 earnings, giving it 83% upside to its median high P/E and 4% downside to its median low.

Source: Value Line, Scharf Investments, LLC.  Data as of 9/30/2017

IN CLOSING

For over 30 years, Scharf Investments, LLC has operated as an independent, employee-owned firm dedicated to providing the highest quality investment management services.  During this time, the firm has established a track record based on a disciplined investment approach.  That approach continues today with the Scharf Fund, the Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund.

One of our core beliefs has always been that our personal interests should be aligned with those of our clients.  As such, every member of our investment committee is invested alongside

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our clients.  On a personal level, as the first and one of the largest individual shareholders in each of the Funds, my family has a significant interest in the Funds’ success.  As a shareholder, I hope you take comfort in the knowledge that having our own money invested alongside yours will be a powerful motivator to sharpen our focus.

We thank you for the trust and confidence you have placed in us.  We welcome your comments and questions.

Brian Krawez
President and Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.  The Scharf Global Opportunity Fund and the Scharf Alpha Opportunity Fund are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund.  Therefore, the Funds are more exposed to volatility than a diversified fund.  Diversification does not assure a profit, nor does it protect against a loss in a declining market.  The Funds may invest in securities representing equity or debt.  These securities may be issued by small- and medium-sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in foreign securities which involve greater volatility, political, economic and currency risks, and differences in accounting methods.  These risks are greater for emerging markets.  The Funds may invest in exchange-traded funds (“ETFs”) or mutual funds, the risks of owning either generally reflecting the risks of owning the underlying securities held by the ETF or mutual fund.  The Funds follow an investment style that favors relatively low valuations.  Investment in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Scharf Alpha Opportunity Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Scharf Alpha Opportunity Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs.

Forward earnings and EPS Growth are not measures of a Fund’s future performance.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Lipper Balanced Funds Index is an index of open-end mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both equities and bonds.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

MSCI All Country World Index is a broad measure of stock performance throughout the world.

MSCI World All Cap (Net) Index is a broad measure of stock performance throughout the world, with the exception of US based companies.

The HFRX Equity Hedge Index encompasses various equity hedge strategies, also known as long/short equity, that combine core long holdings of equities with short sales of stock, stock indices, related derivatives, or other financial instruments related to the equity markets.

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You cannot invest directly in an index.

Earnings Per Share (“EPS”) is the portion of a company’s profit allocated to each outstanding share of common stock and serves as an indicator of a company’s profitability.

Price to Earnings Ratio (“P/E”) is a valuation ratio of a company’s current share price compared to its per-share earnings.  Upside to historical median P/E and downside to historical median P/E are terms used to describe the adviser’s estimated reward and risk of an individual security.

Forward Price to Earnings Ratio is a current stock’s price over its predicted earnings per share.

Earnings Growth is the percentage change in a firm’s earnings per share (“EPS”) over a specific period of time.

Value Line is an independent investment research and financial publishing firm.

The information provided herein represents the opinion of the Funds’ manager, is subject to change at any time, is not guaranteed and should not be considered investment advice.

The Funds’ holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Must be preceded or accompanied by a prospectus.

The Scharf Funds are distributed by Quasar Distributors, LLC.

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Comparison of the change in value of a hypothetical $10,000 investment in the Scharf Fund – Institutional Class vs. the S&P 500® Index.

Average Annual Total Return for the Periods Ended 9/30/2017:

			Since	Since
			Inception	Inception
	1 year	5 year	(12/30/11)	(1/28/15)
Scharf Fund – Institutional Class[1]	9.10%	11.63%	12.64%	—
Scharf Fund – Retail Class[2]	8.80%	—	—	6.01%
S&P 500® Index	18.61%	14.22%	15.26%	11.34%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 60 days or less. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

1  The Fund commenced operations on December 30, 2011.
2  The Fund commenced operations on January 28, 2015.

SCHARF BALANCED OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $10,000 investment in the Scharf Balanced Opportunity Fund vs. the Lipper Balanced Funds Index,
the S&P 500® Index, and the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Return for the Periods Ended 9/30/2017:
		Since	Since
		Inception	Inception
	1 year	(12/31/12)	(1/21/16)
Scharf Balanced Opportunity Fund –
Institutional Class[1]	6.94%	8.99%	—
Scharf Balanced Opportunity Fund –
Retail Class[2]	6.68%	—	10.10%
S&P 500® Index	18.61%	15.12%	21.85%
Bloomberg Barclays U.S.
Aggregate Bond Index	0.07%	2.13%	2.88%
Lipper Balanced Funds Index	10.91%	8.41%	13.97%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on

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dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

1  The Fund commenced operations on December 31, 2012.
2  The Fund commenced operations on January 21, 2016.

SCHARF GLOBAL OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $10,000 investment in the Scharf Global Opportunity Fund vs. the MSCI All Country World Index (Net).

Average Annual Total Return for the Periods Ended 9/30/2017:
	1 year	Since Inception[1]
Scharf Global Opportunity Fund	12.10%	9.74%
MSCI All Country World Index (Net)	18.65%	9.30%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

The MSCI All Country World Index (Net) captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries.  Net total return indexes reinvest dividends after the deduction of withholding taxes, using a rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

1  The Fund commenced operations on October 14, 2014.

SCHARF ALPHA OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $10,000 investment in the Scharf Alpha Opportunity Fund vs. the HFRX Equity Hedge Index,
the S&P 500® Index, and the Bloomberg Barclays U.S. Aggregate Bond Index.

Cummulative Total Return for the Periods Ended 9/30/2017:
	1 year	Since Inception[1]
Scharf Alpha Opportunity Fund	-0.89%	0.72%
HFRX Equity Hedge Index	7.91%	4.04%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	3.31%
S&P 500® Index	18.61%	15.09%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

The HFRX Equity Hedge Index encompasses various equity hedge strategies, also known as long/short equity, that combine core long holdings of equities with short sales of stock, stock indices, related derivatives, or other financial instruments related to the equity markets.

SCHARF ALPHA OPPORTUNITY FUND

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

1  The Fund commenced operations on December 31, 2015.

SCHARF FUNDS

EXPENSE EXAMPLES at September 30, 2017 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. The Scharf Fund, Scharf Balanced Opportunity Fund, Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund are no-load mutual funds. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Scharf Fund, the Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund at the beginning of the period and held for the entire period (4/1/17-9/30/17).

Actual Expenses
The first line of each table below provides information about actual account values and actual expenses, with actual net expenses being limited.  Per the operating expense limitation agreement, the actual net expenses are being limited to 1.09% and 1.34% for the Scharf Fund Institutional Class and Retail Class, respectively, 0.65% for the Scharf Global Opportunity Fund, and 1.00% for the Scharf Alpha Opportunity Fund.  Effective June 30, 2017, per the operating expense limitation agreement, the actual net expenses are being limited to 0.98% and 1.23% for the Scharf Balanced Opportunity Fund Institutional Class and Retail Class, respectively. Prior to June 30, 2017, the Scharf Balanced Opportunity Fund’s actual net expenses for the Institutional Class and Retail Class were limited to 1.05% and 1.30%, respectively. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Examples below include, but are not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses

SCHARF FUNDS

EXPENSE EXAMPLES at September 30, 2017 (Unaudited), Continued

shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transaction costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
Scharf Fund	4/1/17	9/30/17	4/1/17-9/30/17	Ratio*
Institutional Class
Actual	$1,000.00	$1,041.60	$ 5.48	1.07%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.70	$ 5.42	1.07%
Retail Class
Actual	$1,000.00	$1,040.10	$ 6.85	1.34%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.35	$ 6.78	1.34%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Balanced	Account Value	Account Value	During Period*	Expense
Opportunity Fund	4/1/17	9/30/17	4/1/17-9/30/17	Ratio*
Institutional Class
Actual	$1,000.00	$1,036.00	$ 5.16	1.01%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.00	$ 5.11	1.01%
Retail Class
Actual	$1,000.00	$1,034.70	$ 6.43	1.26%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.75	$ 6.38	1.26%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Global	Account Value	Account Value	During Period*	Expense
Opportunity Fund	4/1/17	9/30/17	4/1/17-9/30/17	Ratio*
Retail Class
Actual	$1,000.00	$1,060.20	$ 3.46	0.67%
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.71	$ 3.40	0.67%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Alpha	Account Value	Account Value	During Period*	Expense
Opportunity Fund	4/1/17	9/30/17	4/1/17-9/30/17	Ratio*
Retail Class
Actual(1)	$1,000.00	$1,002.10	$ 9.94	1.98%
Hypothetical (5% return
before expenses)(1)	$1,000.00	$1,015.14	$10.00	1.98%

(1)	Excluding interest expense and dividends on short positions, your actual expenses would be $5.11 and your hypothetical expenses would be $5.15.
*
Expenses are equal to the Fund’s annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SCHARF FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF BALANCED OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF GLOBAL OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF Alpha OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2017

Shares	COMMON STOCKS – 80.54%	Value
	Auto Components – 2.63%
767,466	Gentex Corp.	$15,195,827

	Chemicals – 2.68%
43,135	Sherwin-Williams Co.	15,444,055

	Communications Equipment – 1.97%
133,682	Motorola Solutions, Inc.	11,345,591

	Diversified Financial Services – 5.11%
160,870	Berkshire Hathaway, Inc. – Class B (a)	29,490,689

	Energy Equipment & Services – 2.25%
185,935	Schlumberger, Ltd.	12,970,826

	Food & Staples Retailing – 6.83%
294,083	CVS Health Corp.	23,914,830
200,988	Walgreens Boots Alliance, Inc.	15,520,292
		39,435,122
	Food Products – 1.42%
75,200	Hershey Co.	8,209,584

	Health Care Providers & Services – 3.09%
116,200	McKesson Corp.	17,849,482

	Health Care Technology – 2.15%
174,132	Cerner Corp. (a)	12,419,094

	Insurance – 8.51%
163,852	American International Group, Inc.	10,058,874
189,079	Aon plc	27,624,442
73,917	Willis Towers Watson plc	11,400,219
		49,083,535
	Internet & Direct Marketing Retail – 3.59%
11,312	Priceline Group, Inc. (a)	20,710,236

	IT Services – 3.59%
285,640	Cognizant Technology Solutions Corp. – Class A	20,720,326

	Media – 3.67%
549,957	Comcast Corp. – Class A	21,162,345

	Multiline Retail – 4.61%
327,891	Dollar General Corp.	26,575,566

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Shares	COMMON STOCKS – 80.54%, Continued	Value
	Pharmaceuticals – 5.26%
107,368	Allergan plc	$22,005,072
96,884	Novartis AG – ADR	8,317,491
		30,322,563
	Road & Rail – 2.40%
127,250	Kansas City Southern	13,829,530

	Software – 11.13%
422,778	Microsoft Corp.	31,492,733
676,223	Oracle Corp.	32,695,382
		64,188,115
	Specialty Retail – 6.55%
188,603	Advance Auto Parts, Inc.	18,709,418
459,150	L Brands, Inc.	19,105,231
		37,814,649
	Technology Hardware,
	Storage & Peripherals – 3.10%
116,233	Apple, Inc.	17,913,830
	TOTAL COMMON STOCKS
	(Cost $389,363,969)	464,680,965

	PREFERRED STOCK – 2.53%
	Semiconductors &
	Semiconductor Equipment – 2.53%
8,105	Samsung Electronics Co., Ltd. (b)	14,591,618
	TOTAL PREFERRED STOCK
	(Cost $6,666,985)	14,591,618

	SHORT-TERM INVESTMENTS – 19.40%
	Money Market Fund- 4.66%
26,874,231	First American Treasury Obligations
	Fund, Class Z, 0.88%, (c)	26,874,231
	TOTAL MONEY MARKET FUND
	(Cost $26,874,231)	26,874,231

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Principal
Amount	SHORT-TERM INVESTMENTS – 19.40%, Continued	Value
	U.S. Treasury Bills – 14.74%
$4,600,000	1.04%, 10/12/17 (d)	$4,598,538
12,500,000	1.015%, 11/16/17 (d)	12,483,788
17,188,000	0.968%, 11/30/17 (d)	17,160,276
19,970,000	0.94%, 12/14/17 (d)	19,931,429
18,000,000	1.031%, 12/28/17 (d)	17,954,651
12,950,000	0.998%, 1/11/18 (d)	12,913,396
	TOTAL U.S. TREASURY BILLS
	(Cost $85,039,861)	85,042,078
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $111,914,092)	111,916,309
	Total Investments in Securities
	(Cost $507,945,046) – 102.47%	591,188,892
	Liabilities in Excess of Other Assets – (2.47)%	(14,262,286)
	TOTAL NET ASSETS – 100.00%	$576,926,606

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issuer.
(c)	Rate shown is 7-day annualized yield as of September 30, 2017.
(d)	Rate shown is the discount rate at September 30, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2017

Shares	COMMON STOCKS – 56.04%	Value
	Auto Components – 1.86%
64,775	Gentex Corp.	$1,282,545

	Capital Markets – 0.46%
6,758	Oaktree Cap Group, LLC	317,964

	Chemicals – 1.92%
3,711	Sherwin-Williams Co.	1,328,686

	Communications Equipment – 1.27%
10,345	Motorola Solutions, Inc.	877,980

	Diversified Financial Services – 3.59%
13,515	Berkshire Hathaway, Inc. – Class B (a)	2,477,570

	Energy Equipment & Services – 1.45%
14,330	Schlumberger, Ltd.	999,661

	Food & Staples Retailing – 4.91%
24,525	CVS Health Corp.	1,994,373
18,080	Walgreens Boots Alliance, Inc.	1,396,138
		3,390,511
	Food Products – 1.19%
7,545	Hershey Co.	823,688

	Health Care Providers & Services – 2.15%
9,650	McKesson Corp.	1,482,337

	Health Care Technology – 1.37%
13,290	Cerner Corp. (a)	947,843

	Insurance – 5.52%
13,325	American International Group, Inc.	818,022
14,578	Aon plc	2,129,846
5,605	Willis Towers Watson plc	864,459
		3,812,327
	Internet & Direct Marketing Retail – 2.38%
899	Priceline Group, Inc. (a)	1,645,907

	IT Services – 2.52%
23,950	Cognizant Technology Solutions Corp. – Class A	1,737,333

	Media – 2.36%
42,415	Comcast Corp. – Class A	1,632,129

	Multiline Retail – 3.07%
26,178	Dollar General Corp.	2,121,727

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Shares	COMMON STOCKS – 56.04%, Continued	Value
	Pharmaceuticals – 3.83%
9,188	Allergan plc	$1,883,081
8,844	Novartis AG – ADR	759,257
		2,642,338
	Road & Rail – 1.69%
10,740	Kansas City Southern	1,167,223

	Software – 7.72%
34,659	Microsoft Corp.	2,581,749
56,940	Oracle Corp.	2,753,049
		5,334,798
	Specialty Retail – 4.72%
16,727	Advance Auto Parts, Inc.	1,659,318
38,377	L Brands, Inc.	1,596,867
		3,256,185
	Technology Hardware,
	Storage & Peripherals – 2.06%
9,227	Apple, Inc.	1,422,065
	TOTAL COMMON STOCKS
	(Cost $31,787,034)	38,700,817

	PREFERRED STOCKS – 5.57%
	Closed-End Fund – 3.12%
42,653	GDL Fund – Series B	2,153,977

	Semiconductors &
	Semiconductor Equipment – 2.45%
939	Samsung Electronics Co., Ltd. (b)	1,690,503
	TOTAL PREFERRED STOCKS
	(Cost $2,966,381)	3,844,480

Principal
Amount	CORPORATE BONDS – 8.44%
	Chemicals – 0.12%
	Ecolab, Inc.
$82,000	1.45%, 12/8/2017	81,987

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Principal
Amount	CORPORATE BONDS – 8.44%, Continued	Value
	Computer and Electronic
	Product Manufacturing – 0.14%
	Digital Equipment Corp.
$89,000	7.75%, 4/1/2023	$97,889

	Consumer Finance – 0.23%
	American Express Credit Corp.
62,000	1.875%, 11/5/2018	62,070
	American Express Co.
100,000	1.55%, 5/22/2018	100,002
		162,072
	Diversified Telecommunication Services – 0.57%
	AT&T, Inc.
117,000	1.40%, 12/1/2017	116,988
137,000	2.375%, 11/27/2018	137,852
130,000	5.80%, 2/15/2019	136,807
		391,647
	Food & Staples Retailing – 0.12%
	Walgreens Boots Alliance, Inc.
82,000	2.70%, 11/18/2019	83,161

	Health Care Equipment & Supplies – 0.02%
	Abbott Laboratories
11,000	2.35%, 11/22/2019	11,095

	Health Care Providers & Services – 0.05%
	Express Scripts Holding Co.
34,000	2.25%, 6/15/2019	34,149

	Insurance – 0.06%
	American International Group, Inc.
6,000	5.85%, 1/16/2018	6,069
34,000	2.30%, 7/16/2019	34,183
		40,252
	Internet & Direct Marketing Retail – 0.07%
	Amazon.com, Inc.
47,000	1.20%, 11/29/2017	46,994

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Principal
Amount	CORPORATE BONDS – 8.44%, Continued	Value
	Media – 0.06%
	Comcast Corp.
$31,000	5.875%, 2/15/2018	$31,498
	Viacom, Inc.
11,000	2.75%, 12/15/2019	11,108
		42,606
	Multiline Retail – 0.06%
	Dollar General Corp.
45,000	1.875%, 4/15/2018	45,053

	Nondepository Credit Intermediation – 0.24%
	General Electric Co.
165,000	1.60%, 11/20/2017	165,089

	Oil, Gas & Consumable Fuels – 0.24%
	Chevron Corp.
165,000	1.345%, 11/15/2017	165,018

	Petroleum and Coal
	Products Manufacturing – 2.23%
	Murphy Oil USA, Inc.
1,022,000	6.00%, 8/15/2023	1,080,765
425,000	5.625%, 5/1/2027	458,469
		1,539,234
	Rail Transportation – 0.24%
	Canadian Pacific Railway Co.
160,000	6.50%, 5/15/2018	164,456

	Restaurants and Other Eating Places – 0.49%
	McDonald’s Corp.
335,000	5.35%, 3/1/2018	340,249

	Securities and Commodity Contracts
	Intermediation and Brokerage – 2.97%
	Goldman Sachs Group, Inc.
2,281,000	4.00%, (3 Month LIBOR + 0.7675%), 6/1/2043 (c)	2,052,900

	Software – 0.07%
	Oracle Corp.
50,000	1.20%, 10/15/2017	49,994

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Principal
Amount	CORPORATE BONDS – 8.44%, Continued	Value
	Specialty Retail – 0.36%
	Advance Auto Parts, Inc.
$50,000	5.75%, 5/1/2020	$53,937
	L Brands, Inc.
31,000	8.50%, 6/15/2019	34,216
56,000	7.00%, 5/1/2020	61,880
90,000	6.625%, 4/1/2021	99,450
		249,483
	Technology Hardware,
	Storage & Peripherals – 0.10%
	Apple, Inc.
41,000	1.30%, 2/23/2018	40,991
	HP, Inc.
25,000	2.75%, 1/14/2019	25,184
		66,175
	TOTAL CORPORATE BONDS
	(Cost $5,347,495)	5,829,503

	MUNICIPAL BONDS – 5.14%
	California Health Facilities Financing Authority,
	Revenue Bonds, Chinese Hospital Association
10,000	3.00%, 6/1/2024, Series 2012	10,443
	California Health Facilities Financing Authority,
	Revenue Bonds, Persons with
	Developmental Disabilities
80,000	7.11%, 2/1/2021, Series 2011B	84,562
145,000	7.875%, 2/1/2026, Series 2011B	156,652
	California State, General Obligation,
	Highway Safety, Traffic Reduction,
	Air Quality and Port Security Bonds
90,000	6.509%, 4/1/2039, Series 2009B	103,099
	California State, General Obligation, Various Purpose
125,000	6.20%, 10/1/2019	135,940
405,000	5.60%, 11/1/2020	447,671
570,000	6.65%, 3/1/2022, Series 2010	661,188
980,000	7.95%, 3/1/2036, Series 2010	1,105,901

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Principal
Amount	MUNICIPAL BONDS – 5.14%, Continued	Value
	Commonwealth of Massachusetts,
	Build America Bonds
$155,000	4.20%, 12/1/2021	$163,892
	California State, Build America Bonds
35,000	5.70%, 11/1/2021	39,427
15,000	4.988%, 4/1/2039	16,339
	State of Connecticut, Build America Bonds
100,000	4.807%, 4/1/2022	106,191
215,000	5.20%, 12/1/2022	238,394
25,000	5.30%, 12/1/2023	28,080
10,000	5.027%, 4/1/2024	10,647
	State of Florida, Build America Bonds
10,000	4.65%, 6/1/2020	10,483
	State of Georgia, Build America Bonds
5,000	4.503%, 11/1/2025	5,446
	State of Georgia, School Construction Bonds
15,000	4.35%, 2/1/2029	16,218
	State of Illinois, Build America Bonds
100,000	5.547%, 4/1/2019	103,917
20,000	5.727%, 4/1/2020	21,248
	State of Maryland, Build America Bonds
10,000	4.10%, 3/1/2020	10,578
20,000	4.20%, 3/1/2021	21,521
5,000	4.55%, 8/15/2024	5,246
	State of Michigan, General Obligation,
	School Loan and Refunding Bonds
40,000	6.95%, 11/1/2020, Series 2009A	46,115
	TOTAL MUNICIPAL BONDS
	(Cost $3,601,693)	3,549,198

Shares	SHORT-TERM INVESTMENTS – 25.62%
	Money Market Fund – 10.76%
7,428,761	First American Treasury Obligations
	Fund, Class Z, 0.88%, (d)	7,428,761
	TOTAL MONEY MARKET FUND
	(Cost $7,428,761)	7,428,761

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Principal
Amount	SHORT-TERM INVESTMENTS – 25.62%, Continued	Value
	U.S. Treasury Bills – 14.86%
$560,000	0.945%, 10/5/17 (e)	$559,941
1,021,000	1.111%, 10/12/17 (e)	1,020,653
675,000	0.973%, 10/19/17 (e)	674,672
675,000	0.978%, 11/2/17 (e)	674,413
675,000	0.993%, 11/9/17 (e)	674,274
560,000	1.015%, 11/16/17 (e)	559,274
675,000	1.023%, 11/24/17 (e)	673,964
682,000	0.94%, 12/14/17 (e)	680,683
687,000	1.031%, 12/28/17 (e)	685,269
675,000	1.017%, 1/4/18 (e)	673,189
690,000	0.998%, 1/11/18 (e)	688,050
675,000	1.168%, 3/29/18 (e)	671,078
675,000	1.169%, 4/26/18 (e)	670,461
685,000	1.174%, 5/24/18 (e)	679,752
685,000	1.18%, 6/21/18 (e)	679,092
	TOTAL U.S. TREASURY BILLS
	(Cost $10,265,998)	10,264,765
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $17,694,759)	17,693,526
	Total Investments in Securities
	(Cost $61,397,362) – 100.81%	69,617,524
	Liabilities in Excess of Other Assets – (0.81)%	(558,955)
	TOTAL NET ASSETS – 100.00%	$69,058,569

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issuer.
(c)	Variable rate security. Rate shown reflects the rate in effect as of September 30, 2017.
(d)	Rate shown is 7-day annualized yield as of September 30, 2017.
(e)	Rate shown is the discount rate at September 30, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2017

Shares	COMMON STOCKS – 86.53%	Value
	Airlines – 3.45%
9,922	Ryanair Holdings plc – ADR (a)	$1,045,977

	Auto Components – 3.60%
50,962	Gentex Corp.	1,009,047
11,208	Nexen Corp. (b)	80,536
		1,089,583
	Automobiles – 0.55%
4,600	Subaru Corp. (b)	165,972

	Chemicals – 3.01%
2,545	Sherwin-Williams Co.	911,212

	Diversified Financial Services – 3.94%
6,520	Berkshire Hathaway, Inc. – Class B (a)	1,195,246

	Food & Staples Retailing – 7.12%
15,465	CVS Health Corp.	1,257,614
11,668	Walgreens Boots Alliance, Inc.	901,003
		2,158,617
	Food Products – 3.96%
5,625	Hershey Co.	614,081
6,960	Nestle SA – ADR	584,710
		1,198,791
	Health Care Providers & Services – 3.95%
1,650	AmerisourceBergen Corp.	136,538
2,181	Anthem, Inc.	414,128
4,200	McKesson Corp.	645,162
		1,195,828
	Health Care Technology – 1.95%
8,300	Cerner Corp. (a)	591,956

	Insurance – 5.12%
90,700	AIA Group Ltd. (b)	668,790
6,054	Aon plc	884,489
		1,553,279
	Internet & Direct Marketing Retail – 2.51%
416	Priceline Group, Inc. (a)	761,621

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Shares	COMMON STOCKS – 86.53%, Continued	Value
	IT Services – 5.91%
14,610	Cognizant Technology Solutions Corp. – Class A	$1,059,809
6,956	Visa, Inc. – Class A	732,050
		1,791,859
	Media – 2.73%
21,468	Comcast Corp. – Class A	826,089

	Multiline Retail – 3.79%
14,160	Dollar General Corp.	1,147,668

	Personal Products – 2.56%
13,187	Kao Corp. – ADR (a)	776,451

	Pharmaceuticals – 6.54%
6,761	Allergan plc	1,385,667
6,951	Novartis AG – ADR	596,743
		1,982,410
	Road & Rail – 3.84%
10,720	Kansas City Southern	1,165,050

	Software – 8.62%
16,396	Microsoft Corp.	1,221,338
28,775	Oracle Corp.	1,391,271
		2,612,609
	Specialty Retail – 9.13%
12,098	Advance Auto Parts, Inc.	1,200,121
28,711	L Brands, Inc.	1,194,665
1,729	O’Reilly Automotive, Inc. (a)	372,375
		2,767,161
	Technology Hardware,
	Storage & Peripherals – 0.87%
1,711	Apple, Inc.	263,699

	Textiles, Apparel & Luxury Goods – 0.44%
2,600	NIKE, Inc. – Class B	134,810

	Wireless Telecommunication Services – 2.94%
21,880	SoftBank Corp. – ADR (a)	889,641
	TOTAL COMMON STOCKS
	(Cost $23,359,330)	26,225,529

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Shares	PREFERRED STOCKS – 6.30%	Value
	Auto Components – 0.55%
14,157	Nexen Corp. (b)	$64,027
19,043	Nexen Tire Corp. (b)	101,753
		165,780
	Capital Markets – 0.19%
2,000	Korea Investment Holdings Co., Ltd. (b)	56,577

	Containers & Packaging – 0.04%
5,450	NPC (b)	14,085

	Personal Products – 0.23%
1,519	AMOREPACIFIC Group (b)	69,627

	Semiconductors &
	Semiconductor Equipment – 5.29%
891	Samsung Electronics Co., Ltd. (b)	1,604,088
	TOTAL PREFERRED STOCKS
	(Cost $1,201,331)	1,910,157

Contracts	PURCHASED OPTION – 0.24%	Value
	SPDR S&P 500 ETF Trust – Put Option
139	Expiration: January 19, 2018
	Exercise Price: $250.00
	Notional amount: $3,492,097	71,446
	TOTAL PURCHASED OPTION
	(Cost $89,226)	71,446

	WARRANTS – 0.24%
	Insurance – 0.24%
3,607	American International Group, Inc.
	Expiration: January 19, 2021
	Exercise Price: $44.1299	72,140
	TOTAL WARRANTS
	(Cost $63,582)	72,140

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Shares	MONEY MARKET FUND – 7.78%	Value
2,357,831	First American Treasury Obligations
	Fund, Class Z, 0.88%, (c)	$2,357,831
	TOTAL MONEY MARKET FUND
	(Cost $2,357,831)	2,357,831
	Total Investments in Securities
	(Cost $27,071,300) – 101.09%	30,637,103
	Liabilities in Excess of Other Assets – (1.09)%	(329,958)
	TOTAL NET ASSETS – 100.00%	$30,307,145

ADR	American Depository Receipt
ETF	Exchange-Traded Fund
(a)	Non-income producing security.
(b)	Foreign issuer.
(c)	Rate shown is 7-day annualized yield as of September 30, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

COUNTRY ALLOCATION

Country	% of Net Assets
United States	77.8%
Republic of Korea	6.6%
Japan	6.0%
Switzerland	3.9%
Ireland	3.5%
Hong Kong	2.2%
100.0%

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2017

Shares	COMMON STOCKS – 94.14%	Value
	Airlines – 1.15%
2,738	Ryanair Holdings plc – ADR (a)	$288,640

	Auto Components – 4.14%
52,497	Gentex Corp. (d)	1,039,441

	Chemicals – 3.88%
2,723	Sherwin-Williams Co. (d)	974,943

	Communications Equipment – 3.05%
9,030	Motorola Solutions, Inc. (d)	766,376

	Diversified Financial Services – 5.28%
7,240	Berkshire Hathaway, Inc. – Class B (a) (d)	1,327,237

	Energy Equipment & Services – 2.57%
9,254	Schlumberger, Ltd. (d)	645,559

	Food & Staples Retailing – 7.15%
12,920	CVS Health Corp. (d)	1,050,655
9,650	Walgreens Boots Alliance, Inc. (d)	745,173
		1,795,828
	Food Products – 2.04%
4,690	Hershey Co.	512,007

	Health Care Providers & Services – 3.39%
5,545	McKesson Corp. (d)	851,767

	Health Care Technology – 2.39%
8,438	Cerner Corp. (a) (d)	601,797

	Insurance – 9.90%
8,053	American International Group, Inc.	494,374
9,582	Aon plc (a) (d)	1,399,930
3,852	Willis Towers Watson plc (d)	594,094
		2,488,398
	Internet & Direct Marketing Retail – 4.10%
562	Priceline Group, Inc. (a) (d)	1,028,921

	IT Services – 3.89%
13,481	Cognizant Technology Solutions Corp. – Class A (d)	977,912

	Media – 3.80%
24,841	Comcast Corp. – Class A (d)	955,882

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Shares	COMMON STOCKS – 94.14%, Continued	Value
	Multiline Retail – 4.58%
14,206	Dollar General Corp. (d)	$1,151,396

	Pharmaceuticals – 5.84%
4,842	Allergan plc (d)	992,368
5,515	Novartis AG – ADR (d)	473,463
		1,465,831
	Road & Rail – 3.55%
8,215	Kansas City Southern (d)	892,806

	Software – 11.81%
19,444	Microsoft Corp. (d)	1,448,384
31,420	Oracle Corp. (d)	1,519,156
		2,967,540
	Specialty Retail – 7.52%
9,330	Advance Auto Parts, Inc. (d)	925,536
23,190	L Brands, Inc. (d)	964,936
		1,890,472
	Technology Hardware,
	Storage & Peripherals – 4.11%
5,456	Apple, Inc. (d)	840,879
170	Samsung Electronics Co., Ltd. (b)	192,440
		1,033,319
	TOTAL COMMON STOCKS
	(Cost $21,064,848)	23,656,072

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Shares	MONEY MARKET FUND – 5.85%	Value
1,471,092	First American Treasury Obligations
	Fund, Class Z, 0.88%, (c)	$1,471,092
	TOTAL MONEY MARKET FUND
	(Cost $1,471,092)	1,471,092
	Total Investments in Securities
	(Cost $22,535,940) – 99.99%	25,127,164
	Other Assets in Excess of Liabilities – 0.01%	2,231
	TOTAL NET ASSETS – 100.00%	$25,129,395

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issuer.
(c)	Rate shown is 7-day annualized yield as of September 30, 2017.
(d)	All or a portion of the security has been segregated for open short positions.

SCHEDULE OF SECURITIES SOLD SHORT at September 30, 2017

Shares	EXCHANGE-TRADED FUND – 60.74%	Value
60,763	SPDR S&P 500 ETF Trust	$15,265,488
	Total Securities Sold Short
	(Proceeds $12,923,403)	$15,265,488

ETF	Exchange-Traded Fund

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2017

		Scharf Balanced
	Scharf Fund	Opportunity Fund
ASSETS
Investments in securities, at value (identified cost
$507,945,046 and $61,397,362, respectively)	$591,188,892	$69,617,524
Receivables:
Investments sold	1,388,035	243,215
Fund shares issued	2,516,446	220,448
Dividends and interest	304,821	121,940
Dividend tax reclaim	118,755	11,681
Prepaid expenses	18,012	5,549
Total assets	$595,534,961	$70,220,357
LIABILITIES
Payables:
Investments purchased	16,572,947	1,026,705
Fund shares redeemed	1,131,960	10,986
Advisory fees	401,773	28,658
Shareholder servicing fees	210,056	10,901
Administration and fund accounting fees	153,222	35,325
Audit fees	21,400	21,400
12b-1 distribution fees	57,557	5,411
Custody fees	14,406	4,484
Transfer agent fees and expenses	21,004	8,093
Shareholder reporting	16,033	2,533
Chief Compliance Officer fee	3,000	3,000
Legal fees	3,565	3,088
Trustee fees and expenses	638	435
Accrued other expenses	794	769
Total liabilities	18,608,355	1,161,788
NET ASSETS	$576,926,606	$69,058,569
CALCULATION OF NET ASSET VALUE PER SHARE
Institutional Shares
Net assets applicable to shares outstanding	$488,083,414	$60,060,815
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	11,073,905	1,861,056
Net asset value, offering and redemption price per share	$44.08	$32.27
Retail Shares
Net assets applicable to shares outstanding	$88,843,192	$8,997,754
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,025,073	279,797
Net asset value, offering and redemption price per share	$43.87	$32.16
COMPOSITION OF NET ASSETS
Paid-in capital	$480,067,283	$59,566,777
Undistributed net investment income	891,172	120,153
Accumulated net realized gain from
investments and foreign currency	12,723,753	1,151,672
Net unrealized appreciation/(depreciation) on:
Investments	83,243,846	8,220,162
Foreign currency	552	(195)
Net assets	$576,926,606	$69,058,569

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2017

	Scharf Global	Scharf Alpha
	Opportunity Fund	Opportunity Fund
ASSETS
Investments in securities, at value (identified cost
$27,071,300 and $22,535,940, respectively)	$30,637,103	$25,127,164
Cash	—	269,772
Deposits at broker for short securities	—	15,209,103
Receivables:
Investments sold	273,713	—
Fund shares issued	—	170,000
Dividends and interest	9,958	16,989
Dividend tax reclaim	4,813	3,178
Due from Adviser (Note 4)	8,140	1,852
Prepaid expenses	14,103	7,240
Total assets	30,947,830	40,805,298
LIABILITIES
Securities sold short (proceeds $0
and $12,923,403, respectively)	—	15,265,488
Payables:
Investments purchased	540,743	—
Fund shares redeemed	—	242,558
Dividends on short positions	—	75,017
Shareholder servicing fees	5,544	5,986
Administration and fund accounting fees	18,534	17,992
Audit fees	21,400	21,401
12b-1 distribution fees	37,821	26,876
Custody fees	3,679	5,382
Transfer agent fees and expenses	4,390	4,326
Shareholder reporting	1,611	1,372
Chief Compliance Officer fee	3,000	3,000
Legal fees	2,811	2,814
Trustee fees and expenses	427	433
Accrued other expenses	725	3,258
Total liabilities	640,685	15,675,903
NET ASSETS	$30,307,145	$25,129,395
CALCULATION OF NET ASSET VALUE PER SHARE
Retail Shares
Net assets applicable to shares outstanding	$30,307,145	$25,129,395
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	1,018,482	1,038,340
Net asset value, offering and
redemption price per share	$29.76	$24.20
COMPOSITION OF NET ASSETS
Paid-in capital	$24,394,352	$24,627,819
Undistributed net investment income/(loss)	146,045	(113,841)
Accumulated net realized gain from
investments, foreign currency, securities
sold short and purchased options	2,200,830	366,271
Net unrealized appreciation/(depreciation) on:
Investments	3,583,583	2,591,224
Foreign currency	115	7
Securities sold short	—	(2,342,085)
Purchased options	(17,780)	—
Net assets	$30,307,145	$25,129,395

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2017

		Scharf Balanced
	Scharf Fund	Opportunity Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance
fees of $173,870 and $15,040, respectively)	$7,014,039	$584,922
Interest	506,763	399,732
Total income	7,520,802	984,654
Expenses
Advisory fees (Note 4)	5,756,972	643,577
Administration and fund accounting fees (Note 4)	452,227	102,057
Shareholder servicing fees – Institutional Class (Note 6)	387,611	51,851
Shareholder servicing fees – Retail Class (Note 6)	88,092	8,378
12b-1 distribution fees – Retail Class (Note 5)	225,742	20,940
Custody fees (Note 4)	84,298	26,852
Registration fees	64,727	40,654
Transfer agent fees and expenses (Note 4)	59,062	23,571
Reports to shareholders	29,028	2,754
Audit fees	21,424	21,400
Miscellaneous expenses	19,338	5,999
Trustee fees and expenses	17,972	11,535
Insurance expense	11,654	2,583
Chief Compliance Officer fee (Note 4)	9,001	9,002
Legal fees	8,697	8,105
Total expenses	7,235,845	979,258
Less: advisory fee waiver (Note 4)	(777,429)	(292,638)
Net expenses	6,458,416	686,620
Net investment income	1,062,386	298,034
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on:
Investments	14,918,138	1,219,401
Foreign currency	7,932	1,043
Capital gain distributions from
regulated investment companies	382	96
Net change in unrealized appreciation on:
Investments	33,693,587	2,866,990
Foreign currency	2,673	169
Net realized and unrealized gain on
investments and foreign currency	48,622,712	4,087,699
Net Increase in Net Assets
Resulting from Operations	$49,685,098	$4,385,733

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2017

	Scharf Global	Scharf Alpha
	Opportunity Fund	Opportunity Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance
fees of $12,813 and $7,339, respectively)	$360,506	$351,106
Interest	7,684	7,032
Total income	368,190	358,138
Expenses
Advisory fees (Note 4)	280,786	255,934
12b-1 distribution fees – Retail Class (Note 5)	56,687	54,759
Administration and fund accounting fees (Note 4)	52,920	51,282
Custody fees (Note 4)	28,536	27,057
Shareholder servicing fees – Retail Class (Note 6)	26,008	24,573
Audit fees	21,400	21,401
Registration fees	20,401	27,596
Transfer agent fees and expenses (Note 4)	12,845	13,104
Trustee fees and expenses	11,130	11,195
Chief Compliance Officer fee (Note 4)	9,001	9,003
Legal fees	8,393	7,333
Miscellaneous expenses	7,794	7,525
Insurance expense	1,941	1,502
Reports to shareholders	1,773	530
Total expenses before dividends and
interest expense on short positions	539,615	512,794
Dividends on short positions	—	301,120
Interest expense on short positions	—	622
Total expenses before advisory fee waiver
and expense reimbursement	539,615	814,536
Less: advisory fee waiver and
expense reimbursement (Note 4)	(355,261)	(260,274)
Net expenses	184,354	554,262
Net investment income/(loss)	183,836	(196,124)
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS, FOREIGN CURRENCY,
SECURITIES SOLD SHORT AND PURCHASED OPTIONS
Net realized gain/(loss) on:
Investments	1,302,134	587,909
Foreign currency	(43)	14
Securities sold short	—	(565,375)
Purchased options	—	(23,424)
Capital gain distributions from
regulated investment companies	2	3
Net change in unrealized appreciation/(depreciation) on:
Investments	1,790,187	1,625,541
Foreign currency	85	3
Securities sold short	—	(1,631,671)
Purchased options	(17,780)	5,833
Net realized and unrealized gain/(loss)
on investments, foreign currency,
securities sold short and purchased options	3,074,585	(1,167)
Net Increase/(Decrease) in
Net Assets Resulting from Operations	$3,258,421	$(197,291)

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,062,386	$652,053
Net realized gain from:
Investments	14,918,138	4,164,183
Foreign currency	7,932	—
Capital gain distributions from
regulated investment companies	382	—
Net change in unrealized appreciation on:
Investments	33,693,587	41,125,046
Foreign currency	2,673	1,338
Net increase in net assets resulting from operations	49,685,098	45,942,620
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class Shares	(836,345)	(226,106)
Retail Class Shares	—	(27,082)
From net realized gain on investments
Institutional Class Shares	—	(14,375,837)
Retail Class Shares	—	(1,867,560)
Total distributions to shareholders	(836,345)	(16,496,585)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(79,145,637)	158,253,313
Total increase/(decrease) in net assets	(30,296,884)	187,699,348
NET ASSETS
Beginning of year	607,223,490	419,524,142
End of year	$576,926,606	$607,223,490
Undistributed net investment income	$891,172	$657,198

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)   A summary of share transactions is as follows:

Institutional Class
	Year Ended		Year Ended
	September 30, 2017		September 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,003,817	$83,841,086	5,195,996	$201,893,512
Shares issued on
reinvestments of distributions	20,558	828,692	372,564	14,541,157
Shares redeemed*	(3,527,496)	(147,136,199)	(2,875,023)	(110,603,303)
Net increase/(decrease)	(1,503,121)	$(62,466,421)	2,693,537	$105,831,366
* Net of redemption fees of		$2,840		$15,236

Retail Class
	Year Ended		Year Ended
	September 30, 2017		September 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	252,962	$10,441,408	1,610,374	$62,530,416
Shares issued on
reinvestments of distributions	—	—	48,576	1,893,485
Shares redeemed*	(665,882)	(27,120,624)	(308,433)	(12,001,954)
Net increase/(decrease)	(412,920)	$(16,679,216)	1,350,517	$52,421,947
* Net of redemption fees of		$4,350		$6,269

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$298,034	$248,863
Net realized gain from:
Investments	1,219,401	1,091,773
Foreign currency	1,043	—
Capital gain distributions from
regulated investment companies	96	—
Net change in unrealized appreciation on:
Investments	2,866,990	2,857,003
Foreign currency	169	97
Net increase in net assets resulting from operations	4,385,733	4,197,736
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	(365,561)	(119,730)
Retail Class	(48,151)	—
From net realized gain on investments
Institutional Class	(384,621)	(1,863,122)
Retail Class	(59,741)	—
Total distributions to shareholders	(858,074)	(1,982,852)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	5,055,728	11,196,731
Total increase in net assets	8,583,387	13,411,615
NET ASSETS
Beginning of year	60,475,182	47,063,567
End of year	$69,058,569	$60,475,182
Undistributed net investment income	$120,153	$226,726

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)   A summary of share transactions is as follows:

Institutional Class
	Year Ended		Year Ended
	September 30, 2017		September 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	296,792	$9,224,277	408,657	$11,946,713
Shares issued on
reinvestments of distributions	24,887	745,357	66,833	1,970,898
Shares redeemed*	(208,501)	(6,469,050)	(317,351)	(9,465,549)
Net increase	113,178	$3,500,584	158,139	$4,452,062
* Net of redemption fees of		$4		$121

Retail Class
			January 21, 2016**
	Year Ended		to
	September 30, 2017		September 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	82,197	$2,533,898	241,419	$7,130,136
Shares issued on
reinvestments of distributions	3,607	107,892	—	—
Shares redeemed	(34,900)	(1,086,646)	(12,526)	(385,467)
Net increase	50,904	$1,555,144	228,893	$6,744,669

**   Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$183,836	$159,294
Net realized gain/(loss) from:
Investments	1,302,134	219,102
Foreign currency	(43)	—
Capital gain distributions from
regulated investment companies	2	—
Net change in unrealized appreciation/(depreciation) on:
Investments	1,790,187	2,421,653
Foreign currency	85	—
Purchased options	(17,780)	—
Net increase in net assets resulting from operations	3,258,421	2,800,049
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(145,384)	(159,894)
From net realized gain on investments	(204,780)	(810,028)
Total distributions to shareholders	(350,164)	(969,922)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(45,307)	7,266,204
Total increase in net assets	2,862,950	9,096,331
NET ASSETS
Beginning of year	27,444,195	18,347,864
End of year	$30,307,145	$27,444,195
Undistributed net investment income	$146,045	$107,634

(a)  A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2017		September 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	131,041	$3,726,714	321,502	$8,266,274
Shares issued on
reinvestments of distributions	13,279	350,163	38,003	969,475
Shares redeemed*	(146,452)	(4,122,184)	(76,759)	(1,969,545)
Net increase/(decrease)	(2,132)	$(45,307)	282,746	$7,266,204
* Net of redemption fees of		$92		$—

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

		December 31, 2015*
	Year Ended	to
	September 30, 2017	September 30, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(196,124)	$(122,449)
Net realized gain/(loss) from:
Investments	587,909	157,892
Foreign currency	14	—
Securities sold short	(565,375)	—
Purchased options	(23,424)	—
Capital gain distributions from
regulated investment companies	3	—
Net change in unrealized appreciation/(depreciation) on:
Investments	1,625,541	249,440
Foreign currency	3	—
Securities sold short	(1,631,671)	—
Purchased options	5,833	—
Net increase/(decrease) in net assets
resulting from operations	(197,291)	284,883
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments	(106,305)	—
Total distributions to shareholders	(106,305)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	412,267	24,735,841
Total increase in net assets	108,671	25,020,724
NET ASSETS
Beginning of period	25,020,724	—
End of period	$25,129,395	$25,020,724
Accumulated net investment loss	$(113,841)	$—

(a) A summary of share transactions is as follows:

			December 31, 2015*
	Year Ended		to
	September 30, 2017		September 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	361,662	$8,699,395	849,701	$20,652,162
Shares issued on
reinvestments of distributions	3,871	91,211	—	—
Shares issued in connection
with transfer in-kind	—	—	184,713	4,433,107
Shares redeemed	(347,538)	(8,378,339)	(14,069)	(349,428)
Net increase	17,995	$412,267	1,020,345	$24,735,841

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

STATEMENT OF CASH FLOWS For the Year Ended September 30, 2017

Increase/(decrease) in cash —

Cash flows from operating activities:
Net increase/(decrease) in net assets from operations	$(197,291)
Adjustments to reconcile net increase/(decrease) in
net assets from operations to net cash used in operating activities:
Purchases of investment securities	(9,021,629)
Proceeds for sales of investment securities	10,945,005
Proceeds on securities sold short	1,716,149
Closed short sale transactions	(3,309,170)
Proceeds for short-term investments, net	82,727
Increase in deposits at broker	(601,284)
Decrease in dividends and interest receivable	8,080
Decrease in receivable for securities sold	908,607
Increase in due from Adviser	(1,373)
Decrease in prepaid expenses and other assets	4,813
Decrease in payable for securities purchased	(1,064,435)
Increase in payable for dividends on short positions	3,300
Increase in accrued administration fees	8,898
Increase in 12b-1 distribution and service fees	14,453
Increase in compliance fees	1,502
Increase in custody fees	2,674
Increase in transfer agent fees and expenses	2,589
Increase in other accrued expenses	9,366
Unrealized depreciation on securities	294
Net realized loss on investments	890
Proceeds received through merger	126,560
Net cash used in operating activities	(359,275)

Cash flows from financing activities:
Proceeds from shares sold	8,765,500
Payment on shares redeemed	(8,135,780)
Distributions paid in cash	(15,094)
Net cash provided by financing activities	614,626

Net increase in cash	255,351

Cash:
Beginning balance	14,421
Ending balance	$269,772

Supplemental information:
Non-cash financing activities not included herein consists of dividend
reinvestment of dividends and distributions	$91,211
Cash paid for interest	$622

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class
	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value,
beginning of year	$40.47	$38.24	$39.00	$32.43	$27.47

Income from investment operations:
Net investment income^	0.09	0.06	0.03	0.05	0.05
Net realized and unrealized
gain on investments
and foreign currency	3.59	3.53	0.60	6.56	5.02
Total from investment operations	3.68	3.59	0.63	6.61	5.07

Less distributions:
From net investment income	(0.07)	(0.02)	(0.03)	(0.02)	(0.07)
From net realized
gain on investments	—	(1.34)	(1.36)	(0.02)	(0.04)
Total distributions	(0.07)	(1.36)	(1.39)	(0.04)	(0.11)
Paid-in capital from
redemption fees^#	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$44.08	$40.47	$38.24	$39.00	$32.43

Total return	9.10%	9.52%	1.62%	20.39%	18.55%

Ratios/supplemental data:
Net assets, end of year (thousands)	$488,084	$508,930	$377,974	$188,453	$79,068
Ratio of expenses
to average net assets:
Before fee waivers	1.20%	1.19%	1.26%	1.30%	1.46%
After fee waivers	1.07%	1.05%	1.13%**	1.25%	1.25%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers	0.09%	0.02%	(0.05)%	0.08%	(0.05)%
After fee waivers	0.22%	0.16%	0.08%	0.13%	0.16%
Portfolio turnover rate	21.63%	30.58%	33.85%	31.20%	36.51%

**	Effective January 28, 2015, the adviser contractually agreed to lower the net annual operating expense limit to 1.09%.
^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class
			January 28,
			2015*
	Year Ended		to
	September 30,		September 30,
	2017	2016	2015
Net asset value, beginning of period	$40.32	$38.21	$38.85

Income from investment operations:
Net investment loss^	(0.02)	(0.05)	(0.02)
Net realized and unrealized gain/(loss)
on investments and foreign currency	3.57	3.52	(0.62)
Total from investment operations	3.55	3.47	(0.64)

Less distributions:
From net investment income	—	(0.02)	—
From net realized gain on investments	—	(1.34)	—
Total distributions	—	(1.36)	—
Paid-in capital from redemption fees^#	0.00	0.00	0.00
Net asset value, end of period	$43.87	$40.32	$38.21

Total return	8.80%	9.20%	(1.65	)%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$88,843	$98,293	$41,551
Ratio of expenses to average net assets:
Before fee waivers	1.47%	1.47%	1.53	%†
After fee waivers	1.34%	1.34%	1.34	%†
Ratio of net investment loss to average net assets:
Before fee waivers	(0.17)%	(0.25)%	(0.27	)%†
After fee waivers	(0.04)%	(0.12)%	(0.08	)%†
Portfolio turnover rate	21.63%	30.58%	33.85	%‡**

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.
**	Portfolio turnover calculated for the period ended September 30, 2015.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class
					December 31,
					2012*
					to
	Year Ended September 30,				September 30,
	2017	2016	2015	2014	2013
Net asset value,
beginning of period	$30.60	$29.60	$30.46	$27.16	$24.00

Income from investment operations:
Net investment income	0.15 ^	0.14 ^	0.08 ^	0.14	0.13	^
Net realized and unrealized
gain on investments and
foreign currency	1.94	2.08	0.34	3.60	3.03
Total from investment operations	2.09	2.22	0.42	3.74	3.16

Less distributions:
From net investment income	(0.20)	(0.07)	(0.10)	(0.14)	—
From net realized
gain on investments	(0.22)	(1.15)	(1.18)	(0.30)	—
Total distributions	(0.42)	(1.22)	(1.28)	(0.44)	—
Paid-in capital from
redemption fees	0.00 ^#	0.00 ^#	0.00 ^#	—	0.00	^#
Net asset value, end of period	$32.27	$30.60	$29.60	$30.46	$27.16

Total return	6.94%	7.68%‡	1.38%	13.93%	13.17	%‡

Ratios/supplemental data:
Net assets, end of period
(thousands)	$60,061	$53,485	$47,064	$37,935	$17,693
Ratio of expenses
to average net assets:
Before fee waivers	1.47%	1.47%	1.45%	1.69%	2.10	%†
After fee waivers	1.02%**	1.08%	1.20%	1.20%	1.20	%†
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers	0.04%	0.08%	0.00%	0.13%	(0.22	)%†
After fee waivers	0.49%	0.47%	0.25%	0.62%	0.68	%†
Portfolio turnover rate	30.04%	34.43%	39.09%	36.18%	23.01	%‡

*	Commencement of operations.
**	Effective June 30, 2017, the adviser contractually agreed to lower the net annual operating expense limit to 0.98%.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class
		January 21, 2016*
	Year Ended	to
	September 30, 2017	September 30, 2016
Net asset value, beginning of period	$30.54	$27.68

Income from investment operations:
Net investment income	0.07 ^	0.05	^
Net realized and unrealized gain
on investments and foreign currency	1.94	2.81
Total from investment operations	2.01	2.86

Less distributions:
From net investment income	(0.17)	—
From net realized gain on investments	(0.22)	—
Total distributions	(0.39)	—
Net asset value, end of period	$32.16	$30.54

Total return	6.68%	10.33	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$8,998	$6,990
Ratio of expenses to average net assets:
Before fee waivers	1.73%	1.75	%†
After fee waivers	1.28%~	1.30	%†
Ratio of net investment income/(loss) to average net assets:
Before fee waivers	(0.21)%	(0.23	)%†
After fee waivers	0.24%	0.22	%†
Portfolio turnover rate	30.04%	34.43	%‡**

*	Commencement of operations.
~	Effective June 30, 2017, the adviser contractually agreed to lower the net annual operating expense limit to 1.23%.
^	Based on average shares outstanding.
**	Portfolio turnover calculated for the period ended September 30, 2016.
†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class
			October 14, 2014*
	Year Ended		to
	September 30,		September 30,
	2017	2016	2015
Net asset value, beginning of period	$26.89	$24.87	$24.00

Income from investment operations:
Net investment income	0.18 ^	0.16	0.19
Net realized and unrealized gain
on investments, foreign currency
and purchased options	3.03	3.06	0.71
Total from investment operations	3.21	3.22	0.90

Less distributions:
From net investment income	(0.14)	(0.20)	(0.03)
From net realized gain on investments	(0.20)	(1.00)	—
Total distributions	(0.34)	(1.20)	(0.03)
Paid-in capital from redemption fees	0.00 ^#	—	—
Net asset value, end of period	$29.76	$26.89	$24.87

Total return	12.10%	13.21%	3.75	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$30,307	$27,444	$18,348
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.90%	1.97%	2.36	%†
After fee waivers and expense reimbursement	0.65%	0.55%	0.50	%†
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and expense reimbursement	(0.60)%	(0.74)%	(1.01	)%†
After fee waivers and expense reimbursement	0.65%	0.68%	0.85	%†
Portfolio turnover rate	75.78%	52.75%	60.44	%‡**

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
**	Portfolio turnover calculated for the period ended September 30, 2015.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class
		December 31, 2015*
	Year Ended	to
	September 30, 2017	September 30, 2016
Net asset value, beginning of period	$24.52	$24.00

Income from investment operations:
Net investment loss	(0.19)	(0.21	)^
Net realized and unrealized gain/(loss)
on investments, foreign currency,
securities sold short and purchased options	(0.03)	0.73
Total from investment operations	(0.22)	0.52

Less distributions:
From net realized gain on investments	(0.10)	—
Total distributions	(0.10)	—
Net asset value, end of period	$24.20	$24.52

Total return	(0.89)%	2.17	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$25,129	$25,021
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	3.15%	3.98	%†
After fee waivers and expense reimbursement	2.14%	2.53	%†
Ratio of net investment loss to average net assets:
Before fee waivers and expense reimbursement	(1.77)%	(2.62	)%†
After fee waivers and expense reimbursement	(0.76)%	(1.17	)%†
Portfolio turnover rate	27.42%	25.13	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017

NOTE 1 – ORGANIZATION

The Scharf Fund, the Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund (each a “Fund” and collectively, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Scharf Fund and the Scharf Balanced Opportunity Fund are diversified and the Scharf Global Opportunity Fund and the Scharf Alpha Opportunity Fund are non-diversified. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The investment objective of the Scharf Fund and the Scharf Global Opportunity Fund is to seek long-term capital appreciation. The investment objective of the Scharf Balanced Opportunity Fund is to seek long-term capital appreciation and income. The investment objective of the Scharf Alpha Opportunity Fund is to seek long-term capital appreciation and to provide returns above inflation while exposing investors to less volatility than typical equity investments. The Scharf Fund Institutional Class and Retail Class commenced operations on December 30, 2011 and January 28, 2015, respectively. The Scharf Balanced Opportunity Fund Institutional Class and Retail Class commenced operations on December 31, 2012 and January 21, 2016, respectively.

The Scharf Global Opportunity Fund commenced operations on October 14, 2014. The initial purchase into the Fund included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable. The Fund issued 419,054 shares on October 14, 2014. The fair value and cost of securities received by the Fund was $7,814,245 and $6,536,468, respectively. In addition, the Fund received $2,243,043 of cash. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Scharf Alpha Opportunity Fund commenced operations on December 31, 2015. The initial purchase into the Fund included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable. The Fund issued 184,713 shares on December 31, 2015. The fair value and cost of securities received by the Fund was $3,729,932 and $3,291,912, respectively. In addition, the Fund received $703,175 of cash. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the tax positions of the Scharf Fund and the Scharf Balanced Opportunity Fund and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2014-2016, or expected to be taken in the Funds’ 2017 tax returns. Management has analyzed the Scharf Global Opportunity Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2015-2016, or expected to be taken in the Fund’s 2017 tax returns. Management has analyzed the Scharf Alpha Opportunity Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2016, or expected to be taken in the Fund’s 2017 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specified cost.  Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2017, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income/(Loss)	Gain/(Loss)	Capital
Scharf Fund	$7,933	$(7,933)	$—
Scharf Balanced
Opportunity Fund	9,105	(9,105)	—
Scharf Global
Opportunity Fund	(41)	41	—
Scharf Alpha
Opportunity Fund	82,283	(14)	(82,269)

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Scharf Fund charges a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less. The Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund each charge a 2.00% redemption fee to shareholders who redeem shares held for 15 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  During the year ended September 30, 2017, the Scharf Fund, Scharf Balanced Opportunity Fund, and the Scharf Global Opportunity Fund retained $7,190, $4, and $92, respectively, in redemption fees.

G.
Foreign Securities: The Funds may invest in securities of foreign companies. Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry. Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of broker-dealers and issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

H.
Leverage and Short Sales: The Scharf Alpha Opportunity Fund may use leverage in connection with its investment activities and may affect short sales of securities. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes. In lieu of maintaining cash or high-grade securities in a segregated account to cover the Fund’s short sale obligations, the Fund may earmark cash or high-grade securities on the Fund’s records or hold offsetting positions.

I.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Adviser and consistent with each Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

The Scharf Fund, the Scharf Balanced Opportunity Fund, and the Scharf Alpha Opportunity Fund did not invest in derivative instruments during the year ended September 30, 2017. The purchased option held on September 30, 2016 in the Scharf Alpha Opportunity Fund expired in November 2016.

Scharf Global Opportunity Fund

The locations of derivatives in the statements of assets and liabilities and the value of the derivative instruments categorized by risk exposure, which are not accounted for as hedging instruments under ASC 815, are as follows:

Derivative Type	Statements of Assets and Liabilities Location	Value
Equity Contracts	Investments in securities at fair value	$71,446

The effect of derivative instruments on the statements of operations for the year ended September 30, 2017 is as follows:

Derivative Type	Location of Loss on Derivatives Recognized in Income	Value
Equity Contracts	Change in unrealized depreciation on purchased options	$(17,780)

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

Scharf Alpha Opportunity Fund

The effect of derivative instruments on the statements of operations for the year ended September 30, 2017 is as follows:

Derivative Type	Location of Loss on Derivatives Recognized in Income	Value
Equity Contracts	Realized loss on purchased options	$(23,424)
Equity Contracts	Change in unrealized appreciation on purchased options	$5,833

J.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of September 30, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Funds’ investments are carried at fair value. Equity securities, including common stocks, preferred stocks and exchange-traded funds, that are

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Fixed Income Securities: Debt securities, such as corporate bonds, asset backed securities, municipal bonds, and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities will generally be classified in level 2 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded. Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors,

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2017:

Scharf Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$121,458,622	$—	$—	$121,458,622
Consumer Staples	47,644,707	—	—	47,644,707
Energy	12,970,826	—	—	12,970,826
Financials	78,574,224	—	—	78,574,224
Healthcare	60,591,139	—	—	60,591,139
Industrials	13,829,530	—	—	13,829,530
Information Technology	114,167,862	—	—	114,167,862
Materials	15,444,055	—	—	15,444,055
Total Common Stocks	464,680,965	—	—	464,680,965
Preferred Stocks
Information Technology	14,591,618	—	—	14,591,618
Total Preferred Stocks	14,591,618	—	—	14,591,618
U.S. Treasury Bills	—	85,042,078	—	85,042,078
Money Market Fund	26,874,231	—	—	26,874,231
Total Investments
in Securities	$506,146,814	$85,042,078	$—	$591,188,892

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

Scharf Balanced Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$9,938,494	$—	$—	$9,938,494
Consumer Staples	4,214,198	—	—	4,214,198
Energy	999,661	—	—	999,661
Financials	6,607,861	—	—	6,607,861
Healthcare	5,072,517	—	—	5,072,517
Industrials	1,167,223	—	—	1,167,223
Information Technology	9,372,176	—	—	9,372,176
Materials	1,328,687	—	—	1,328,687
Total Common Stocks	38,700,817	—	—	38,700,817
Preferred Stocks
Closed-End Funds	—	2,153,977	—	2,153,977
Information Technology	1,690,503	—	—	1,690,503
Total Preferred Stocks	1,690,503	2,153,977	—	3,844,480
Fixed Income
Corporate Bonds	—	5,829,503	—	5,829,503
Municipal Bonds	—	3,549,198	—	3,549,198
Total Fixed Income	—	9,378,701	—	9,378,701
U.S. Treasury Bills	—	10,264,765	—	10,264,765
Money Market Fund	7,428,761	—	—	7,428,761
Total Investments
in Securities	$47,820,081	$21,797,443	$—	$69,617,524

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

Scharf Global Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$6,892,904	$—	$—	$6,892,904
Consumer Staples	4,133,858	—	—	4,133,858
Financials	2,748,526	—	—	2,748,526
Healthcare	3,770,194	—	—	3,770,194
Industrials	2,211,027	—	—	2,211,027
Information Technology	4,668,167	—	—	4,668,167
Materials	911,212	—	—	911,212
Telecommunication Services	889,641	—	—	889,641
Total Common Stocks	26,225,529	—	—	26,225,529
Preferred Stocks
Consumer Discretionary	165,780	—	—	165,780
Consumer Staples	69,627	—	—	69,627
Financials	56,577	—	—	56,577
Information Technology	1,604,088	—	—	1,604,088
Materials	14,085	—	—	14,085
Total Preferred Stocks	1,910,157	—	—	1,910,157
Warrants	72,140	—	—	72,140
Purchased Options	71,446	—	—	71,446
Money Market Fund	2,357,831	—	—	2,357,831
Total Investments
in Securities	$30,637,103	$—	$—	$30,637,103

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

Scharf Alpha Opportunity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Consumer Discretionary	$6,066,111	$—	$—	$6,066,111
Consumer Staples	2,307,835	—	—	2,307,835
Energy	645,559	—	—	645,559
Financials	3,815,635	—	—	3,815,635
Healthcare	2,919,396	—	—	2,919,396
Industrials	1,181,446	—	—	1,181,446
Information Technology	5,745,147	—	—	5,745,147
Materials	974,943	—	—	974,943
Total Common Stocks	23,656,072	—	—	23,656,072
Money Market Fund	1,471,092	—	—	1,471,092
Total Investments
in Securities	$25,127,164	$—	$—	$25,127,164
Liabilities:
Securities Sold Short
Exchange-Traded Funds	$15,265,488	$—	$—	$15,265,488
Total Securities Sold Short	$15,265,488	$—	$—	$15,265,488

Refer to the Funds’ schedule of investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at September 30, 2017, the end of the reporting period. The Funds recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Funds during the year ended September 30, 2017.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Scharf Investments, LLC (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by each Fund.  As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly.  The Funds pay fees calculated at an annual rate of 0.99% based upon the average daily net assets of each Fund.  For the year ended September 30, 2017, Funds incurred the following in advisory fees.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

Advisory Fees
Scharf Fund	$5,756,972
Scharf Balanced Opportunity Fund	643,577
Scharf Global Opportunity Fund	280,786
Scharf Alpha Opportunity Fund	255,934

The Funds are responsible for their own operating expenses. The Adviser has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest expense, dividends on securities sold short, taxes and extraordinary expenses) to the extent necessary to limit the Fund’s aggregate annual operating expenses as follows:

	Institutional Class	Retail Class
Scharf Fund	1.09%	1.34%
Scharf Balanced Opportunity Fund*	0.98%	1.23%
Scharf Global Opportunity Fund	—	0.65%
Scharf Alpha Opportunity Fund	—	1.00%

Percent of average daily net assets of the Funds.

*	Effective June 30, 2017, the Scharf Balanced Opportunity Fund’s expense caps for the Institutional Class and Retail Class were 1.05% and 1.30%, respectively.

Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended September 30, 2017, the Adviser reduced its fees in the amount of $777,429, $292,638, $355,261, and $260,274, for the Scharf Fund, the Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund, respectively.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

No amounts were reimbursed to the Adviser. The expense limitation for the Scharf Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund will remain in effect through at least January 27, 2018.  The expense limitation for the Scharf Balanced Opportunity Fund will remain in effect through at least January 27, 2019.  The expense cap may be terminated only by the Board of Trustees (the “Board”) of the Trust.  Cumulative expenses subject to recapture and the date of expiration is as follows:

		Scharf Balanced	Scharf Global	Scharf Alpha
	Scharf	Opportunity	Opportunity	Opportunity
	Fund	Fund	Fund	Fund
Year	Amount	Amount	Amount	Amount
9/30/18	$397,364	$116,422	$282,681
9/30/19	742,298	214,058	331,358	$152,260
9/30/20	777,429	292,638	355,261	260,274
	$1,917,091	$623,118	$969,300	$412,534

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

For the year ended September 30, 2017, the Funds incurred the following expenses for administration and fund accounting, custody, transfer agency, and Chief Compliance Officer fees:

		Scharf	Scharf	Scharf
		Balanced	Global	Alpha
	Scharf	Opportunity	Opportunity	Opportunity
	Fund	Fund	Fund	Fund
Administration and
Fund Accounting	$452,227	$102,057	$52,920	$51,282
Custody	84,298	26,852	28,536	27,057
Transfer Agency (a)	36,589	21,428	11,690	11,920
Chief Compliance Officer	9,001	9,002	9,001	9,003

(a) Does not include out-of-pocket expenses.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

At September 30, 2017, the Funds had payables due to USBFS for administration and fund accounting, U.S. Bank, N.A. for custody fees, transfer agency, and Chief Compliance Officer fees in the following amounts:

		Scharf	Scharf	Scharf
		Balanced	Global	Alpha
	Scharf	Opportunity	Opportunity	Opportunity
	Fund	Fund	Fund	Fund
Administration and
Fund Accounting	$153,222	$35,325	$18,534	$17,992
Custody	14,406	4,484	3,679	5,382
Transfer Agency (a)	12,308	7,203	3,949	3,882
Chief Compliance Officer	3,000	3,000	3,000	3,000

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A. as he was recently, previously employed by USBFS.  This same Trustee was recently an interested person of the Distributor.

NOTE 5 – 12B-1 DISTRIBUTION FEES

The Retail Class of each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits each class to pay for distribution and related expenses up to an annual rate of 0.25% of its average daily net assets.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2017, the Funds paid the Distributor the following in 12b-1 fees:

12b-1 Fees
Scharf Fund – Retail Class	$225,742
Scharf Balanced Opportunity Fund – Retail Class	20,940
Scharf Global Opportunity Fund	56,687
Scharf Alpha Opportunity Fund	54,759

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees at an annual rate of 0.10% of the average daily net assets of each Fund.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the year ended September 30, 2017, the Funds incurred the following shareholder servicing fees under the agreement:

Shareholder Servicing Fees
Scharf Fund
Institutional Class	$387,611
Retail Class	88,092
Scharf Balanced Opportunity Fund
Institutional Class	51,851
Retail Class	8,378
Scharf Global Opportunity Fund	26,008
Scharf Alpha Opportunity Fund	24,573

NOTE 7 – LINES OF CREDIT

The Scharf Fund, Scharf Balanced Opportunity Fund, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund have lines of credit in the amount of $20,000,000, $5,000,000, $2,000,000, and $1,500,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the year ended September 30, 2017, the Scharf Fund, the Scharf Balanced Opportunity Fund, and the Scharf Alpha Opportunity Fund did not draw upon their lines of credit.

During the year ended September 30, 2017, the Scharf Global Opportunity Fund drew on its line of credit.  The Fund had an outstanding average balance of $175, paid a weighted average interest rate of 4.25%, and incurred interest expense of $8.  The maximum borrowing by the Fund occurred on August 10, 2017 in the amount of $64,000.  At September 30, 2017, the Fund had no outstanding loan amounts.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

NOTE 8 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Scharf Fund	$108,072,769	$193,564,957
Scharf Balanced Opportunity Fund	16,293,601	14,444,211
Scharf Global Opportunity Fund	20,776,974	20,411,176
Scharf Alpha Opportunity Fund	9,021,629	11,071,565

There were no purchases and sales of U.S. Government securities during the year ended September 30, 2017.

For the year ended September 30, 2017, the Scharf Alpha Opportunity Fund had $1,716,149 and $3,309,170 of proceeds from short sales and buy cover transactions, respectively.  This activity is included in the portfolio turnover disclosed in the financial highlights.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Scharf
		Balanced
	Scharf	Opportunity
	Fund	Fund
Cost of investments (a)	$509,631,784	$61,470,691
Gross unrealized appreciation	104,715,612	10,006,137
Gross unrealized depreciation	(23,158,504)	(1,859,304)
Net unrealized appreciation	81,557,108	8,146,833
Net unrealized appreciation/(depreciation)
on foreign currency	552	(195)
Undistributed ordinary income	891,172	120,153
Undistributed long-term capital gains	14,410,491	1,225,001
Total distributable earnings	15,301,663	1,345,154
Other accumulated gains/(losses)	—	—
Total accumulated earnings/(losses)	$96,859,323	$9,491,792

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

	Scharf	Scharf
	Global	Alpha
	Opportunity	Opportunity
	Fund	Fund
Cost of investments (a)	$26,476,533	$22,633,136
Gross unrealized appreciation	5,827,720	4,032,082
Gross unrealized depreciation	(1,667,150)	(1,538,054)
Net unrealized appreciation	4,160,570	2,494,028
Net unrealized appreciation on foreign currency	115	7
Net unrealized depreciation on short sales	—	(2,342,085)
Undistributed ordinary income	170,803	—
Undistributed long-term capital gains	1,581,305	463,467
Total distributable earnings	1,752,108	463,467
Other accumulated gains/(losses)	—	(113,841)
Total accumulated earnings/(losses)	$5,912,793	$501,576

(a)
The difference between book-basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, tax adjustments related to partnerships and a transfer in-kind.

At September 30, 2017, the Scharf Alpha Opportunity Fund deferred, on a tax basis, late year losses of $113,841.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses.  As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The tax character of distributions paid during the years ended September 30, 2017 and September 30, 2016 was as follows:

	September 30, 2017		September 30, 2016
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Scharf Fund	$836,345	$—	$482,536	$16,014,049
Scharf Balanced
Opportunity Fund	413,712	444,362	119,730	1,863,122
Scharf Global	145,384	204,780	165,449	804,473
Scharf Alpha	28,875	77,430	—	—

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

The Scharf Balanced Opportunity Fund, Scharf Global Opportunity Fund and the Scharf Alpha Opportunity Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2017.

NOTE 10 – REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING (UNAUDITED)

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1.  Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2.  Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•
Non-Diversification Risk (Scharf Global Opportunity Fund and Scharf Alpha Opportunity Fund).  To the extent that the Funds invest their assets in fewer securities, the Funds are subject to a greater risk of loss if any of those securities become permanently impaired than a fund that invests more widely.

•
Foreign and Emerging Market Securities Risk.  The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.  These risks are greater in emerging markets.

•
Investment Style Risk.  The Adviser follows an investing style that favors relatively low valuations.  At times when this style is out of favor, the Funds may underperform funds that use different investing styles.

•
Small- and Medium-Sized Company Risk.  Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Special Situations Risk.  There is a risk that the special situation (i.e., spin-off, liquidation, merger, etc.) might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Funds.  In addition, investments in special situation companies may be illiquid and difficult to value, which will require a Fund to employ fair value procedures to value its holdings in such investments.

•
Short Sales Risk (Scharf Alpha Opportunity Fund).  A short sale is the sale by the Alpha Opportunity Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

•
Leverage Risk (Scharf Alpha Opportunity Fund).  Leverage is investment exposure which exceeds the initial amount invested.  Leverage can cause the portfolio to lose more than the principal amount invested.  Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

SCHARF FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and Shareholders of:
Scharf Funds

We have audited the accompanying statements of assets and liabilities of the Scharf Fund, the Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund (each a “Fund” and collectively, the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2017, and with respect to the Scharf Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, with respect to the Scharf Balanced Opportunity Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 31, 2012 (commencement of operations) to September 30, 2013, with respect to the Scharf Global Opportunity Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period October 14, 2014 (commencement of operations) to September 30, 2015, with respect to the Scharf Alpha Opportunity Fund, the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period December 31, 2015 (commencement of operations) to September 30, 2016. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scharf Fund, the Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund as of September 30, 2017, and the results of their operations and cash flows, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 29, 2017

SCHARF FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2017 (Unaudited)

For the year ended September 30, 2017, the Scharf Fund, the Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund designated $836,345, $413,712, $145,384 and $28,875, respectively, as ordinary income. The Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund designated $444,362, $204,780 and $77,430, respectively, as long-term capital gains for purposes of the dividends paid deduction.

For the year ended September 30, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Scharf Fund, the Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund was 100%, 100%, 100%, and 100%, respectively.

For corporate shareholders in the Scharf Fund, the Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2017 was 100%, 100%, 100%, and 100%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Scharf Fund, the Scharf  Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund was 0%, 0%, 0%, and 100%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-572-4273 (1-866-5SCHARF) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-572-4273 (1-866-5SCHARF). Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

SCHARF FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2017 (Unaudited), Continued

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form N-Q is also available by calling 1-866-572-4273 (1-866-5SCHARF).

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	4	Trustee,
(age 71)		term; since	Gamma Delta		Advisors
615 E. Michigan Street		March	Housing Corporation		Series Trust
Milwaukee, WI 53202		2014.	(collegiate housing		(for series not
			management) (2012		affiliated with
			to present); Trustee		the Funds);
			and Chair (2000 to		Independent
			2012), New Covenant		Trustee from
			Mutual Funds		1999 to 2012,
			(1999 to 2012); Director		New Covenant
			and Board Member,		Mutual Funds
			Alpha Gamma Delta		(an open-end
			Foundation		investment
			(philanthropic		company with
			organization)		4 portfolios).
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Retired; formerly	4	Trustee,
(age 57)		term*;	Managing Director and		Advisors
615 E. Michigan Street		since	Vice President, Jensen		Series Trust
Milwaukee, WI 53202		March	Investment Management,		(for series not
		2017.	Inc. (a privately-held		affiliated with
			investment advisory		the Funds).
firm) (2002 to 2017).

George J. Rebhan	Chairman	Indefinite	Retired; formerly	4	Trustee,
(age 83)	of the	term; since	President, Hotchkis and		Advisors
615 E. Michigan Street	Board and	May	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202	Trustee	2002.	funds) (1985 to 1993).		(for series not
affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)
Raymond B. Woolson	Trustee	Indefinite	President, Apogee	4	Trustee,
(age 58)		term*;	Group, Inc. (financial		Advisors
615 E. Michigan Street		since	consulting firm)		Series Trust
Milwaukee, WI 53202		January	(1998 to present).		(for series not
		2016.			affiliated with
the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.
Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	Retired; formerly	4	Trustee,
(age 70)	Trustee	term; since	President, CEO, U.S.		Advisors
615 E. Michigan Street		September	Bancorp Fund Services,		Series Trust
Milwaukee, WI 53202		2008.	LLC (May 1991 to July		(for series not
			2017); formerly, Manager,		affiliated with
			U.S. Bancorp Fund		the Funds).
Services, LLC (1998
to July 2017).

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Officers

Douglas G. Hess	President, Chief	Indefinite	Senior Vice President, Compliance and
(age 50)	Executive Officer	term; since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	and Principal	June 2003.	Services, LLC (March 1997 to present).
Milwaukee, WI 53202	Executive Officer

Cheryl L. King	Treasurer and	Indefinite	Vice President, Compliance and
(age 56)	Principal	term; since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Financial Officer	December 2007.	Services, LLC (October 1998 to
Milwaukee, WI 53202			present).

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 46)	Treasurer	term; since	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		September 2013.	Services, LLC (June 2005 to present).
Milwaukee, WI 53202

Michael L. Ceccato	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp
(age 60)	Chief Compliance	term; since	Fund Services, LLC and Vice President,
615 E. Michigan Street	Officer and	September 2009.	U.S. Bank N.A. (February 2008 to
Milwaukee, WI 53202	AML Officer		present).

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel,
(age 52)		term; since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September 2015.	(May 2006 to present).
Milwaukee, WI 53202

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp
(age 30)	Secretary	term; since	Fund Services, LLC (July 2013 to
615 E. Michigan Street		September 2015.	present); Proxy Voting Coordinator and
Milwaukee, WI 53202			Class Action Administrator, Artisan
Partners Limited Partnership
(September 2012 to July 2013); Legal
Internship, Artisan Partners Limited
Partnership (February 2012 to
September 2012); J.D. Graduate,
Marquette University Law School
(2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2017, the Trust was comprised of 45 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he was recently an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-866-572-4273 (1-866-5SCHARF).

SCHARF FUNDS

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-572-4273 (1-866-5SCHARF) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

SCHARF FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser
Scharf Investments, LLC
5619 Scotts Valley Drive, Suite 140
Scotts Valley, CA 95066

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(866) 572-4273

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866)-5SCHARF.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2017	FYE 9/30/2016
Audit Fees	$68,600	$64,300
Audit-Related Fees	N/A	N/A
Tax Fees	$14,000	$13,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2017	FYE 9/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2017	FYE 9/30/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)   Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)   Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

        (4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive Officer/
Principal Executive Officer

Date  12/4/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive Officer/
Principal Executive Officer

Date  12/4/17

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer/Principal Financial Officer

Date 12/4/17

* Print the name and title of each signing officer under his or her signature.